--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 15, 2004

     CENDANT MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of CDMC Mortgage Pass-Through Certificates, Series 2004-5)

                          Cendant Mortgage Capital LLC
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-110192                52-233-8856
         --------                    ----------                -----------
                                     (Commission              (I.R.S. Employer
                                     File Number)           Identification No.)
(State or Other Jurisdiction
of Formation)

3000 Leadenhall Road                                      08054
------------------------                               ----------
Mount Laurel, New Jersey                               (Zip Code)

(Address of Principal
Executive Offices)

      Registrant's telephone number, including area code, is (856) 917-6200


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 9.01.  Financial Statements and Exhibits.
             ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of September 1, 2004 among Cendant Mortgage Capital LLC, as company, Cendant Mortgage Corporation, as master servicer, and Citibank, N.A., as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENDANT MORTGAGE CAPITAL LLC

                                          By:      /s/ Joseph Suter
                                              --------------------------
                                          Name:    Joseph Suter
                                          Title:   Senior Vice President



Dated: October 15, 2004

                                     EXHIBIT